                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                               OWENS & MINOR, INC.

                                Offer to Exchange
                    8 1/2% Senior Subordinated Notes due 2011
           That Have Been Registered under the Securities Act of 1933 for Any and All Outstanding
                    8 1/2% Senior Subordinated Notes due 2011
              ($200,000,000 aggregate principal amount outstanding)

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             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 P.M., NEW YORK CITY TIME, ON ____________, 2001,
                          UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                                          Deliver to SunTrust Bank (the "Exchange Agent")
                  By Mail:                            By Facsimile Transmission:                  By Hand or Overnight Delivery:
                SunTrust Bank                              (804) 782-7855                                SunTrust Bank
           Attention: Jim McManus                Confirm Facsimile Transmission by                    Attention: Jim McManus
         Corporate Trust Department                          Telephone:                            Corporate Trust Department
          10/th/ Floor, HDQ 5310                          (804) 782-5726                             10/th/ Floor, HDQ 5310
             919 E. Main Street                                                                         919 E. Main Street
          Richmond, Virginia 23219                                                                   Richmond, Virginia 23219

         Delivery of this Instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than as listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned hereby acknowledges receipt of the Prospectus, dated _________, 2001 (the "Prospectus"), of Owens & Minor, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 1/2% Senior Subordinated Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8 1/2% Senior Subordinated Notes due 2011 (the "Outstanding Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Exchange Notes have been registered under the Securities Act, and therefore, will not bear legends restricting the transfer thereof and (ii) Holders of Exchange Notes will not be entitled to certain rights of Holders of Outstanding Notes under the Registration Rights Agreement. The term "Expiration Date" shall mean 5;00 p.m., New York City time, on ___________, 2001, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         Holders who wish to tender their Outstanding Notes must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through (3) in the table below entitled "Description of Outstanding Notes Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Outstanding Notes Sign Here" and complete the Substitute Form W-9. If a holder wishes to tender less than all of such Outstanding Notes delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 3.

         Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

         The Holder must complete, execute and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

          YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT OR THE COMPANY. SEE INSTRUCTION 9.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF OUTSTANDING NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                                                                    (2)              Aggregate Principal              (4)
                           (1)                                 Certificate or               Amount              Principal Amount
     Name(s) and Address(es) of Registered Holder(s)            Registration            Represented by              Tendered
                     (Please fill in)                             Number*            Outstanding Notes**      (if less than all)**
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

         This Letter of Transmittal is to be used if the Holder desires to tender Outstanding Notes (i) by delivery of certificates representing such Outstanding Notes or by book-entry transfer to an account maintained by the Exchange Agent at DTC, according to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal for a summary of the information provided in the Prospectus.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder of Outstanding Notes.

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
                               ACCOUNT INFORMATION

[_]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A
     BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:__________________________________________________
The Depository Trust Company Account Number:___________    Transaction Code Number:  ____________

Holders who desire to tender Outstanding Notes for exchange and who cannot comply with the procedures for tender on a timely basis set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" or whose Outstanding Notes are not immediately available must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures." See Instruction 2.

[_]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ---------------------------------------------

Name of Eligible Institution that Guaranteed Delivery: -----------------------

Date of Execution of Notice of Guaranteed Delivery: --------------------------

If delivered by book-entry transfer:

Account Number: _________________________   Transaction Code Number: _________

[_]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO.

Name:  ___________________________________________  Address: _________________

--------------------------------------------------------------------------------

                        SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above in exchange for a like principal amount of the Exchange Notes. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes; and (b) when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

         The undersigned is the registered owner of all tendered Outstanding Notes and the undersigned represents that it has received from each beneficial owner of tendered Outstanding Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         The undersigned hereby represents to the Company that (i) the Exchange Notes offers are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person receiving the Exchange Notes is engaged in or intends to engage in, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13,
1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters regarding exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an "affiliate" (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned also warrants that it will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable, to complete the exchange, assignment and transfer of tendered Outstanding Notes. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned.

         TENDERS OF OUTSTANDING NOTES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 5.00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. A PURPORTED NOTICE OF WITHDRAWAL WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE

SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER--WITHDRAWAL RIGHTS."

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned. Every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the Instructions contained in the Letter of Transmittal and the Prospectus.

         Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange
Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).




--------------------------------------------------------------------------------
                       Special Registration Instructions

To be completed ONLY if the Exchange Notes and any Outstanding Notes delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility other than the account indicated above.

Issue Exchange Notes and any Outstanding Notes delivered herewith but not exchanged to:

Name: -------------------------------------------------------------------------

Address: ----------------------------------------------------------------------

       ------------------------------------------------------------------------
                            (Please print or type)

Credit Exchange Notes and any Outstanding Notes delivered herewith but not exchanged to the following book-entry transfer facility account:

-------------------------------------------------------------------------------
                    (Name of book-entry transfer facility)

-------------------------------------------------------------------------------
                               (Account number)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         Special Delivery Instructions

To be completed ONLY if the Exchange Notes and any Outstanding Notes delivered herewith but not exchanged are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Outstanding Notes Tendered."

Mail Exchange Notes and any Outstanding Notes delivered herewith but not exchanged to:

Name:   -----------------------------------------------------------------------

Address: ----------------------------------------------------------------------

        -----------------------------------------------------------------------
                            (Please print or type)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Registered Holder(s) Of Outstanding Notes Sign Here
               (In addition, complete Substitute Form W-9 Below)

 X __________________________________________________________________________

 X __________________________________________________________________________
                    (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

 Name and Capacity (full title): ____________________________________________

 Address (including zip code): ______________________________________________

 Area Code and Telephone Number: ____________________________________________

 Dated: _____________________________________________________________________

             Signature Guarantee (If required-- See Instruction 4)

 Authorized Signature: ______________________________________________________
                        (Signature of Representative of Signature Guarantor)

 Name and Title: ____________________________________________________________

 Name of Firm: ______________________________________________________________

 Area Code and Telephone Number: ____________________________________________
                                            (Please print or type)

 Dated: _____________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates for Tendered Outstanding Notes.

     All certificates representing Outstanding Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The Holder assumes the risk associated with the delivery of this Letter of Transmittal, the Outstanding Notes and any other required documents. Except as otherwise provided below, delivery will be deemed made only when the Exchange Agent has actually received the applicable items. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. Delivery to an address other than as set forth herein, or transmission to a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.   Guaranteed Delivery Procedures.

     Holders who desire to tender their Outstanding Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" or whose Outstanding Notes are not immediately available, may tender in one of two ways:

     (1)    (a)    the tender is made through a member firm of a registered
            national securities exchange or of the National Association of Securities Dealers, Inc., through a commercial bank or trust company having an office or correspondent in the United States or through an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

            (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (i) setting forth the name and address of the Holder, the registration or certificate number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, (ii) stating that the tender is being made thereby and
            (iii) guaranteeing that, within five business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing Outstanding Notes (or a book-entry confirmation) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

            (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as duly executed certificates representing all tendered Outstanding Notes in proper form for transfer (or a book-entry confirmation) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

     or

     (2)    (a)    Prior to the Expiration Date, the Exchange Agent receives an agent's message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Outstanding Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery; and

            (b) the Exchange Agent receives, within five business days after the Expiration Date, either (i) a book-entry confirmation, including an agent's message, transmitted via DTC's Automated Tender Offer Program, or (ii) a properly completed and executed Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a book-entry confirmation) and all other required documents.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.   Partial Tenders; Withdrawals.

     Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Outstanding Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date unless otherwise provided in the appropriate box on this Letter of Transmittal. Book-entry transfer to the Exchange Agent should be made in the exact principal amount of Outstanding Notes tendered.

     Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer, unless otherwise provided in the appropriate box on this Letter of Transmittal.

4. Signature on This Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in a book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the book-entry transfer facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.   Special Registration and Delivery Instructions.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at the book-entry transfer facility) in which the Exchange Notes (or newly issued Outstanding Notes for principal amounts not tendered or any Outstanding Notes not accepted for exchange) are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box on page 6 of this Letter of Transmittal.

     If no instructions are given, the Exchange Notes (and any newly issued Outstanding Notes for principal amounts not tendered or any Outstanding Notes not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at a book-entry transfer facility.

6.   Transfer Taxes.

     The Company shall pay or cause to be paid all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7.   Waiver of Conditions.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.   Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 4800 Cox Road, Glen Allen, Virginia 23060 (telephone: (804) 747-9794).

10.      Validity and Form.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Outstanding Notes or confirmation of book entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

         The federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the Exchange Offer. Certain Holders (including insurance companies, tax exempt organizations and foreign tax payers) may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state and local tax laws.

         Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Outstanding Notes may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Exchange Notes should indicate their status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN or W-8ECI, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold 30.5% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a Holder with respect to Outstanding Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

What Number to Give the Exchange Agent

         Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Outstanding Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service, Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

Certificate of Awaiting Tax Identification Number

         If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box in
Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 30.5% of all payments made thereafter until a TIN is provided to the Exchange Agent.

                          Payor's Name: Suntrust Bank
             This Substitute Form W-9 Must Be Completed And Signed

         Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.

------------------------------------------------------------------------------------------------------------------------------------
                                         Part 1--PLEASE PROVIDE YOUR TIN                            Social Security Number or
                                         IN THE BOX AT RIGHT AND CERTIFY                         Employer Identification Number
                                         BY SIGNING AND DATING  BELOW.                         [_] ______________________________
                                         -------------------------------------------------------------------------------------------
                                         Part 2--If you are exempt from backup               Part 3--If you are awaiting TIN,
                                         withholding, please check the box: [_]              check box: [_]
                                         -------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9                                 Part 4--Certification--Under penalties of perjury, I certify that:
Department of the                        (1)   the number shown on this form is my correct taxpayer identification number (or
Treasury                                       I am waiting for a number to be issued for me), and
Internal Revenue Service                 (2)   I am not subject to backup  withholding  either  because: (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (IRS) that
                                               I am subject to backup withholding as a result of a failure to report all interest or
Payer's Request for Taxpayer                   dividends, or (iii) the IRS has notified me that I am no longer subject to backup
Identification Number ("TIN")                  withholding.
                                         Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                         -------------------------------------------------------------------------------------------
                                         SIGNATURE ____________________________________________________________________
                                         DATED ________________________________________________________________________
                                         NAME (Please Print) __________________________________________________________
                                         ADDRESS ______________________________________________________________________
                                         CITY, STATE AND ZIP CODE _____________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 30.5% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature: ________________________________________      Date: ___________, 2001
--------------------------------------------------------------------------------